Exhibit 31.2

Certification of Principal Financial and Accounting Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Sean Burke, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Investors Bancorp, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 5, 2022	/s/ Sean Burke
Sean Burke
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)